Global Atlantic Portfolios

Global Atlantic American Funds® Managed Risk Portfolio

Global Atlantic Balanced Managed Risk Portfolio

Global Atlantic BlackRock Selects Managed Risk Portfolio

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Global Atlantic Growth Managed Risk Portfolio

Global Atlantic Moderate Growth Managed Risk Portfolio

Global Atlantic PIMCO Tactical Allocation Portfolio

Global Atlantic Select Advisor Managed Risk Portfolio

Global Atlantic Wellington Research Managed Risk Portfolio

(each a series of Forethought Variable Insurance Trust)

Class II Shares

Supplement dated August 30, 2019

to the Prospectus

dated May 1, 2019, as supplemented July 1, 2019 (the “Prospectus”)

Effective September 1, 2019 Michael Gates will serve as a portfolio manager for the Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic Growth Managed Risk Portfolio and Global Atlantic Moderate Growth Managed Risk Portfolio.

A.   The information under the heading “PORTFOLIO SUMMARY – MANAGEMENT” for each of the Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic Growth Managed Risk Portfolio and Global Atlantic Moderate Growth Managed Risk Portfolio, is updated to include the following row to the table above the row for Mr. Carney:

Michael Gates	Managing Director of BFM	September 1, 2019

B.   Under the heading “MANAGEMENT – SUB-ADVISER PORTFOLIO MANAGERS,” the following is added:

Michael Gates, CFA, Managing Director, BFM

Mr. Gates heads Model Portfolio Solutions in the Americas for BlackRock’s Multi-Asset Strategies group and is portfolio manager for BlackRock’s Target Allocation funds and U.S. Factor Rotation ETF. Mr. Gates also serves as Head of the Investments at FutureAdvisor, responsible for investment oversight for the FutureAdvisor business. Mr. Gates’ tenure with BlackRock dates back to 1999, including his years with Barclays Global Investors (BGI). Mr. Gates earned his MS in Economics from the University of California, Davis, and a BS, with honors, from the University of California, Davis.

This Supplement and the Summary Prospectuses, Prospectus, and Statement of Additional Information provide information that you should know before investing in a Portfolio. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  These documents are available upon request and without charge by calling Shareholder Services at 1-877-881-7735.

Please retain this Supplement for future reference.

FVIT-1034_083019

Global Atlantic Portfolios

Global Atlantic American Funds® Managed Risk Portfolio

Global Atlantic Balanced Managed Risk Portfolio

Global Atlantic BlackRock Selects Managed Risk Portfolio

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Global Atlantic Growth Managed Risk Portfolio

Global Atlantic Moderate Growth Managed Risk Portfolio

Global Atlantic PIMCO Tactical Allocation Portfolio

Global Atlantic Select Advisor Managed Risk Portfolio

Global Atlantic Wellington Research Managed Risk Portfolio

(each a “Portfolio”)

(each a series of Forethought Variable Insurance Trust)

Class II Shares

Supplement dated August 30, 2019

to the Statement of Additional Information

dated May 1, 2019, as supplemented through July 12, 2019 (the “SAI”)

Effective September 1, 2019 Michael Gates will serve as a portfolio manager for the Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic Growth Managed Risk Portfolio and Global Atlantic Moderate Growth Managed Risk Portfolio.

A.            Under the heading “PORTFOLIO MANAGERS,” the fourth paragraph is deleted and replaced with the following:

Michael Gates, David Carney and Ye Liang (with respect to the capital appreciation and income portion) and Adam Schenck, Maria Schiopu and Anthony Nese (with respect to the managed risk portion) are the portfolio managers of the Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic Growth Managed Risk Portfolio and Global Atlantic Moderate Growth Managed Risk Portfolio and are responsible for the day-to-day management of the Portfolios.

B.  The information under the heading “PORTFOLIO MANAGERS – BFM,” is updated to include the following:

BFM
Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee

Michael Gates*
Registered Investment Cos.	10	$2.12 Billion	0	N/A
Other Pooled Investment Vehicles	3	$385.8 Million	0	N/A
Other Accounts	0	N/A	0	N/A

* Information is as of June 30, 2019.

C.          Under the heading “PORTFOLIO MANAGERS – CONFLICTS OF INTEREST – BFM and BIM (collectively BlackRock”),” the last two sentences are deleted and replaced with the following:

It should also be noted that Messrs. Clayton, Gates, Chamby and Koesterich may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees.  Messrs. Clayton, Gates, Chamby and Koesterich may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

D.          Under the heading “PORTFOLIO MANAGERS – COMPENSATION – BFM and BIM (collectively BlackRock”),” the fifth paragraph is deleted and replaced with the following:

Discretionary Incentive Compensation — Messrs. Gates, Carney and Liang - Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.   Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the applicable Portfolios and other accounts managed by each portfolio manager.  Performance of multi-asset class funds is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Portfolios and other accounts are: A combination of market-based indices (e.g., MSCI Emerging Markets IMI Net Index, S&P1500, Bloomberg Barclays U.S. Credit Index, among others), certain customized indices and certain fund industry peer groups. The performance of Mr. Gates is not measured against a specific benchmark.

E.           Under the heading “PORTFOLIO MANAGERS – OWNERSHIP OF SECURITIES,” the sentence is deleted and replaced with the following:

The portfolio managers, except Mr. Gates, did not own shares of the Portfolios they manage as of December 31, 2018. Mr. Gates did not own shares of the Portfolios he manages as of June 30, 2019.

____________________________

This Supplement and the Summary Prospectuses, Prospectus, and Statement of Additional Information provide information that you should know before investing in a Portfolio. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  These documents are available upon request and without charge by calling Shareholder Services at 1-877-881-7735.

Please retain this Supplement for future reference.

FVIT-1033_083019